SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                      /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:

/X/  Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive Proxy Statement

/ /  Definitive Additional Materials

/ /  Soliciting Material Pursuant toss.240.14a-12

                                  EVEREST FUNDS
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies: Shares of Beneficial Interest

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any  part  of the  fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:


                                  Everest3 Fund
                               5805 S. 86th Circle
                                 Omaha, NE 68127


                                                              September 21, 2001

Dear Fellow Everest3 Fund Shareholder:

     At Everest Funds, we continue to devise strategies and implement changes to best serve our shareholders. We look forward to growing over the long-term, but realize that the Everest3 Fund's investments are only part of the story. To this end we continue to fashion an organization able to outsource critical tasks such as marketing to established experts in order to make the most of the investment opportunities created by the Fund. The following proposals are a continuation of these efforts. A special meeting of shareholders will be held for the Fund at 9:00 a.m., Central Time, on Monday, October 15, 2001, at the location noted on the enclosed proxy statement. To help you review the issues you are being asked to consider and approve, I would like to highlight the proposed changes.

     Approving the Board of Trustees of Everest Funds

     Everest Funds is asking you to approve its Board of Trustees. Currently, the Board of Trustees of Everest Funds has five members, one of which works for Everest Funds Management, LLC--the Fund's investment adviser, and another works for Pflug Koory, LLC--the Fund's investment sub-adviser. Recent regulatory changes require certain mutual fund boards to be comprised of a majority of trustees who are independent from the Fund's investment adviser and sub-adviser by July 1, 2002. In preparing to meet this requirement, Everest Funds has sought out and the Board has approved a third independent trustee. In addition, Federal law requires that, at all times, at least two-thirds of the Board be comprised of trustees elected by shareholders. Currently, four-fifths of the Board has been elected by shareholders; however, the addition of trustees in the future might reduce the percentage of trustees approved by shareholders below the required two-thirds. Though the election of a new independent trustee will not immediately result in the Fund's Board falling below the required two-thirds, you are being asked to approve all five trustees that would continue to serve on the Fund's Board after the shareholder meeting in order to have one hundred percent of the Fund's Board elected by shareholders.

     The Ability to Manage the Fund Effectively

     The second proposal is to approve a revised investment advisory agreement that will eliminate the guaranteed expense waiver or reimbursement currently provided to the Fund. Currently, the investment adviser is contracted under the investment advisory agreement to reimburse certain expenses of the Fund if the expenses surpass certain thresholds. This requirement may hinder the investment adviser's ability to effectively perform its duties of managing the Fund and providing competent management staff. The proposed change removes the expense reimbursement language from the investment advisory agreement. The removal of the language does not change the rate of fees currently paid to the investment adviser but it may change the amount of overall expenses the Fund is subject to pay. Management fees support the compensation of portfolio managers and support staff, as well as the ever more complex technology and research needs. The proposed investment advisory agreement will ensure that the investment adviser can continue to meet these needs while preserving its low management fee. Finally, the investment adviser has agreed to voluntarily waive and/or reimburse the Fund to the extent that its expenses exceed 0.75% of the Fund's average daily net asset on an annual basis.

     12b-1 Fees Will Serve You

     The third proposal is designed to attract additional shareholders in order to spread expenses across a larger asset base. In today's investing world, mutual funds must be able to reach the broadest spectrum of investors. 12b-1 plans provide a method to reimburse financial intermediaries for their marketing and distribution expenses. Therefore, a maximum 12b-1 fee of up to 0.25% of average daily net assets for all shares of the Fund is being proposed.

     YOUR VOTE IS IMPORTANT!

     Please vote by completing, signing and returning the enclosed proxy ballot to us immediately. Or if you choose, you may vote by telephone. Your prompt response will help avoid the cost of additional mailings. If you have any questions, please call your Customer Service Representative at 1-800-232-3837, Monday through Friday, from 9:00 a.m. to 5:00 p.m., Central Time.

                                  Sincerely,

                                  /s/ VIN GUPTA
                                  --------------
                                  Vin Gupta
                                  President



             PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE
                       SECURITIES AND EXCHANGE COMMISSION

                                  EVEREST3 FUND
                               5805 S. 86th Circle
                                 Omaha, NE 68127


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To be held October 15, 2001

     A Special Meeting of Shareholders (the "Meeting") of the Everest3 Fund (the "Fund"), a series of Everest Funds (the "Trust"), will be held at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska 68127 on Monday, October 15, 2001, at 9:00 a.m., Central Time, for the following purposes:

(1) To elect five Trustees of the Trust to hold office until their respective successors have been duly elected and qualified;

(2) To approve an amended and restated Investment Advisory Agreement between the Trust, on behalf of the Fund, and Everest Funds Management, LLC;

(3) To approve the institution of a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940; and

(4) To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees of the Trust recommends that you vote in favor of each proposal.

     The Board of Trustees has fixed the close of business on August 31, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to receive notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. You are entitled to cast one vote for each full share and a fractional vote for each fractional share that you own on the Record Date.


                                 /s/ DOUG M. LARSON
                                 ------------------
                                 Doug M. Larson
                                    Secretary
Omaha, Nebraska
September 21, 2001

     Your vote is important. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before its use.


                              Questions and Answers

What proposals am I being asked to vote on?

     You are being asked to vote on the following proposals:

     1.   The election of five Trustees of the Trust

     2.   To approve an Amended and Restated Investment Advisory Agreement

     3.   To approve a Distribution Plan (12b-1 Plan)


Has the Board of Trustees approved the Proposals?

     Yes. The Board of Trustees unanimously approved these proposals on September 10, 2001 and recommends that you vote to approve each proposal.


Why is the Trust having a Shareholder Meeting?

     Under federal law, the Fund, as an investment company, must obtain your approval to amend the Investment Advisory Agreement and to implement a Distribution Plan pursuant to Rule 12b-1. Furthermore, the Trust's Board has recently appointed a new independent trustee at a Regular Meeting of the Fund so that the Board will be comprised of a majority of independent trustees. Because the Trust must elect trustees so that at least two-thirds of the Trustees have been elected by shareholders, it is in the best interests of the Trust and the Fund to obtain shareholder approval of all the Trustees in the event that subsequent elections of independent trustees place the Trust out of compliance with this requirement in the future.

When and where will the Shareholder Meeting be held?

     The Shareholder Meeting will be held on October 15, 2001 at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska 68127.

Why does the Fund need to revise its investment advisory agreement?

     The Investment Company Act of 1940 (the "1940 Act") requires that shareholders approve any material changes to investment advisory agreements. The Trustees of the Trust, on behalf of the Fund, agree with the investment adviser that the investment advisory agreement should provide the investment adviser with more flexibility by removing the requirement that the investment advisor waive and/or reimburse the Fund's expenses above the limitation or "cap" currently in place. In lieu of contractually agreeing to waive and/or reimburse expenses, the investment adviser has agreed to voluntarily reduce expenses of the Fund. This change will enable the investment adviser to manage the Fund more efficiently by building in the ability to allocate additional resources to technology and research needs and compensating portfolio managers and support staff if needed.

Will the Fund pay greater management fees to the adviser?

     No. The proposed revised investment advisory agreement is identical to the current investment advisory agreement, except that the expense waiver language has been removed. Under the current investment advisory agreement, the investment adviser must absorb, waive and/or reimburse a portion of the Fund's expenses if the expenses exceed certain thresholds. Such requirements could potentially restrict the investment adviser's ability to adequately service the Fund. The proposed revised agreement will no longer require the investment adviser to provide any waiver or reimbursement to the Fund. Going forward, the investment adviser will voluntarily waive and/or reimburse expenses to limit fund expenses, to the extent practicable, to levels commensurate with the Fund's management expenses. Removing the expense waiver or reimbursement language from the investment advisory agreement could require the Fund as a whole to pay for more of its own expenses, but the management fee rates paid to the investment adviser will remain unchanged.

Why does the Fund need a Distribution Plan?

     The Trustees are aware that attracting more shareholders to the Fund will help spread the expenses of the Fund across a larger asset base. Implementing a Distribution Plan will provide the Fund with a means to actively market the Fund to potential new shareholders. With a Distribution Plan in place, broker-dealers and other financial institutions can be reimbursed directly from the Fund's assets for their marketing and distribution expenses. The 1940 Act requires shareholder approval of a Distribution Plan implemented in accordance with Rule 12b-1 under the 1940 Act.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals or how to vote your shares, please call the Fund at 1-800-232-3837.


             PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE
                       SECURITIES AND EXCHANGE COMMISSION

                                  EVEREST3 FUND
                               5805 S. 86th Circle
                                 Omaha, NE 68127

                                 PROXY STATEMENT

GENERAL INFORMATION:

     The Board of Trustees of Everest Funds, a Delaware business trust (the "Trust"), on behalf of the Everest3 Fund (the "Fund"), are soliciting your proxy for use at a Special Meeting of Shareholders or any adjournment thereof (the "Meeting"), to be held at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska, 68127, at 9:00 a.m. Central Time, to approve proposals that have already been approved by the Trust's Board of Trustees (the "Board"). The Board is also the Fund's Board of Trustees. For your convenience, we have divided this proxy statement into four parts:

                  Part 1-- An Overview
                  Part 2-- The Proposals
                  Part 3-- More on Proxy Voting
                  Part 4-- Additional Information

     Your vote is important! You should read the entire proxy statement before voting. If you have any questions, please call the Fund at 1-800-232-3837. Even if you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Meeting in person. We began mailing this Notice of Annual Meeting, Proxy Statement and Proxy Card to shareholders of record on or about September 21, 2001.

     The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington DC 20549. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington DC 20549, at prescribed rates.

     A copy of the Fund's Semi-Annual Report for the five-month period ended April 30, 2001 has been included with this mailing. For an additional free copy of the Fund's Semi-Annual Report for the five-month period ended April 30, 2001, call 1-866-232-3837 or write to Everest3 Fund c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. These reports are also available on the SEC's Website, www.sec.gov.

PART 1 - AN OVERVIEW

     This Proxy Statement is being furnished by the Board in connection with the solicitation of proxies by the Board for use at the Special Meeting of its shareholders, or any adjournment thereof, to be held at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska, 68127, at 9:00 a.m. Central Time.

     The Board has fixed the close of business on August 31, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of the Meeting and to vote their shares at the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.

     The Fund is a series of the Trust, which is a registered investment company organized as a business Trust in the State of Delaware. The Fund's mailing address is Everest3 Fund c/o Firstar Mutual Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin, 53201-0701. The Fund commenced operations on December 1, 2000.


PART 2 - THE PROPOSALS

                                   PROPOSAL 1
                            THE ELECTION OF TRUSTEES

     The persons named as proxies on the proxy card enclosed with this Proxy Statement intend to vote at the Meeting for the election of the nominees named below (the "Nominees") to serve as Trustees of the Trust (and Fund) until their successors are duly elected and qualified.

     Four of the Nominees-- Vinod Gupta, Harold W. Andersen, Richard M. Krasno and Thomas F. Pflug--were each previously elected as a Trustee of the Trust by the Board at the Organizational Meeting of the Board on October 26, 2000, whose election was later ratified by the sole shareholder of the Fund, the Vinod Gupta Revocable Trust, on December 1, 2000. One Nominee--Gary Schwendiman, Ph.D.-was elected by the Board on September 10, 2001. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve if elected. If any Nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating Committee of the Trust and Management.


Information Concerning Nominees

     The following tables set forth the ages, positions and offices with the Trust, principal occupation or employment during the past five years and other directorships, if any, of each Nominee. The first table provides the information for the independent trustees. The second table provides the information of the interested trustees as defined by the Investment Company Act of 1940 (the "1940 Act"). The Trust only consists of one portfolio, the Fund, which is overseen by all of the Trustees.


                              Independent Trustees

----------------------- ---- ----------------------- ----------------------------------------------------------
          Name           Age Positions with the Fund  Principal Occupation or Employment; Other Directorships
----------------------- ---- ----------------------- ----------------------------------------------------------
Harold W. Andersen      78   Independent Trustee     Contributing editor and newspaper executive with the
                             since 2000              Omaha World-Herald from 1946 to the present where he has
                                                     served as director, president and chairman of the board
                                                     of directors.
----------------------- ---- ----------------------- ----------------------------------------------------------
Richard M. Krasno       59   Independent Trustee     President of William R. Kenan, Jr. Fund since 1999;
                             since 2000              President of the Monterey Institute of International
                                                     Studies from 1998 to 1999. From 1981 to 1998, Mr. Krasno
                                                     served for the Institute of International Education as its
                                                     President-Chief Executive Officer from 1983 to 1998 and as an Executive Vice President and its Chief Operating
                                                     Officer from 1981 to 1983.
----------------------- ---- ----------------------- ----------------------------------------------------------
Gary Schwendiman, Ph.D. 61   Independent Trustee     Director, Schwendiman Partners LLC, an investment
                             since 2001              advising firm, since 1994; Manager, Schwendiman
                                                     Technology Management Company, LLC, a registered investment adviser, from 1999 to the present; Manager, Schwendiman
                                                     Technology Partners, LLC, from 1999 to the present;
                                                     Manager, Schwendiman Partners, since 1999.General Partner,
                                                     U.S. Equity Fund, L.P. and Schwendiman Global New
                                                     Markets Fund, L.P., each investment limited partnerships.
                                                     From 1991 to 1999, Dr. Schwendiman was the Sole Proprietor
                                                     of TGS Investments, an investment advisory firm. From 1995 to
                                                     1999, Dr. Schwendiman also serves on the board of directors of the Gallup Organization, a large polling organization.
                                                     From 1991 to 1998, Dr. Schwendiman served as Chairman with the
                                                     Federal Deposit Insurance Corporation, a federal savings
                                                     oversight committee.
----------------------- ---- ----------------------- ----------------------------------------------------------



                              Interested Trustees*

------------------ ------ ------------------------ ----------------------------------------------------------
          Name      Age   Positions with the Fund   Principal Occupation or Employment; Other Directorships
------------------ ------ ------------------------ ----------------------------------------------------------
Vinod Gupta*       55     President, Chairperson   President of Everest Funds Management, LLC, the Fund's
                          of the Board,            manager, since its inception in May, 2000, Founder of
                          Treasurer and Trustee    infoUSA Inc., a company that compiles and updates the
                                                   proprietary databases of 12 million businesses and 200
                                                   million consumers in the United States and Canada;
                                                   Chairman of the Board of infoUSA  Inc. since 1972 and
                                                   Chief Executive Officer from 1972 until September 1997
                                                   and since August 1998.
------------------ ------ ------------------------ ----------------------------------------------------------
Thomas F. Pflug*   43     Trustee                  President of Pflug Koory, LLC, sub-adviser, and its
                                                   predecessor entity, Pflug Investment Management, Inc.,
                                                   since its organization in 1992.  Mr. Pflug previously
                                                   was the Vice-President of Wallace R. Weitz & Co. (a
                                                   Nebraska investment adviser) from May of 1989 through
                                                   April of 1992.
------------------ ------ ------------------------ ----------------------------------------------------------

* The individuals in this table are each "interested persons" of the Fund within the meaning of the 1940 Act. Mr. Gupta is Chairman and President of the Adviser and Mr. Pflug is President of the Fund's Sub-Adviser. None of these trustees receives trustee fees, salaries, pension or retirement benefits from the Fund.

     The Trust's Board held one meeting during the five-month period ended April 30, 2001 and each nominee who was a Trustee as of April 30, 2001, attended this meeting.

     The Bylaws of the Trust provide that the Trust will indemnify its officers and Trustees to the extent and subject to the conditions prescribed by the 1940 Act, and the rules and regulations thereunder, and subject to such other conditions as the Board of Trustees may in its discretion impose. Furthermore, to the extent permitted by the 1940 Act, and the rules and regulations thereunder, the Trust, on behalf of the Fund, may purchase and maintain on behalf of any person who may be indemnified under the Bylaws, insurance covering any risks in respect of which he may be indemnified by the Trust.


Compensation of and Transactions with Executive Officers and Trustees

     The following tables describe the compensation paid from the Fund during the five-month period ended April 30, 2001, to each trustee and Nominee.

                              Independent Trustees

------------------------- ------------------- -------------------------------- -------------------------
       Name of Person           Total         Pension or Retirement Benefits       Estimated Annual
                          Compensation From       Accrued as Part of Fund      Benefit Upon Retirement
                                 Fund                    Expenses
------------------------- ------------------- -------------------------------- -------------------------
Harold W. Andersen               None                      None                          None
------------------------- ------------------- -------------------------------- -------------------------
Richard M. Krasno                None                      None                          None
------------------------- ------------------- -------------------------------- -------------------------
Gary Schwendiman, Ph.D.          None                      None                          None
------------------------- ------------------- -------------------------------- -------------------------

                               Interested Trustees

------------------------ ------------------- -------------------------------- -------------------------
       Name of Person          Total         Pension or Retirement Benefits       Estimated Annual
                         Compensation From       Accrued as Part of Fund      Benefit Upon Retirement
                                Fund                    Expenses
------------------------ ------------------- -------------------------------- -------------------------
Vinod Gupta                     None                      None                          None
------------------------ ------------------- -------------------------------- -------------------------
Thomas F. Pflug                 None                      None                          None
------------------------ ------------------- -------------------------------- -------------------------


Security Ownership of Officers and Trustees and Nominees

     The following tables set forth information as of August 31, 2001, with respect to beneficial ownership of shares of Beneficial Interest of the Fund by Trustees individually as well as by officers and Trustees as a group.

                              Independent Trustees

---------------------- ---------------------------- --------------------------- ----------------------------
      Name of Trustee    Dollar Amount of Equity       Number of Shares and         Percentage of Total
                         Securities in the Fund        Nature of Beneficial        Outstanding Shares of
                                                            Ownership               Beneficial Interest
---------------------- ---------------------------- --------------------------- ----------------------------
Harold W. Andersen               $_____                       _____                       _____%
---------------------- ---------------------------- --------------------------- ----------------------------
Richard M. Krasno                $_____                       _____                       _____%
---------------------- ---------------------------- --------------------------- ----------------------------
Gary Schwendiman                   N/A                         N/A                          N/A
---------------------- ---------------------------- --------------------------- ----------------------------


                          Interested Officers/Trustees

--------------------------- ------------------------- ------------------------ ----------------------------
 Name of Trustee or Officer  Dollar Amount of Equity     Number of Shares and      Percentage of Total
                              Securities in the Fund     Nature of Beneficial     Outstanding Shares of
                                                               Ownership           Beneficial Interest
--------------------------- ------------------------- ------------------------ ----------------------------
Vinod Gupta                           $_____                     _____                   _____%
--------------------------- ------------------------- ------------------------ ----------------------------
Thomas F. Pflug                       $_____                     _____                   _____%
--------------------------- ------------------------- ------------------------ ----------------------------
Doug M. Larson                        $_____                     _____                   _____%
--------------------------- ------------------------- ------------------------ ----------------------------

                 Total for All Officers and Trustees as a Group

------------------- --------------------------- -------------------------- --------------------------
                     Dollar Amount of Equity      Number of Shares and        Percentage of Total
                      Securities in the Fund      Nature of Beneficial       Outstanding Shares of
                                                        Ownership                Common Stock
------------------- --------------------------- -------------------------- --------------------------
Total (as a group)            $_____                      _____                     _____%
------------------- --------------------------- -------------------------- --------------------------

     Trustees are elected by the affirmative vote of a plurality of the shares present in person or by proxy at the Meeting. A plurality of shares is the number of votes cast for a winning Nominee if this number is less than a majority, but more than that cast for any other Nominee.


               The Board of Trustees recommends that you vote FOR election of each of the Nominees under Proposal 1.

                                   PROPOSAL 2
             THE APPROVAL OF A REVISED INVESTMENT ADVISORY AGREEMENT


General Information

     The Board, including a majority of the independent trustees, none of whom has any direct or indirect financial interest in the Investment Advisory Agreement, is asking shareholders of the Fund to approve an amended and restated Investment Advisory Agreement (the "Proposed Investment Advisory Agreement") between the Trust, and behalf of the Fund, and the Fund's investment adviser, Everest Funds Management, LLC (the "Adviser"). As explained in more detail below, the primary change to the Investment Advisory Agreement is to remove the Adviser's guarantee that operating expenses will not exceed certain limits. This change is intended to give the Adviser the financial ability to serve the Fund better. The Adviser, located at 5805 S. 86th Circle, Omaha, Nebraska, serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated December 1, 2000 (the "Current Investment Advisory Agreement"). The Adviser is registered with the SEC under the Investment Advisers Act of 1940. As of August 31, 2001, the only discretionary assets under management of the Adviser are the assets of the Fund, which total approximately $___________. The Current Investment Advisory Agreement was last submitted to the Fund's initial shareholder for approval pursuant to a written consent dated December 1, 2000.

     The Current Investment Advisory Agreement continues in effect until December 1, 2002, and thereafter from year to year if such continuance is specifically approved at least annually either (i) by the Board of Trustees of the Trust, or (ii) by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, continuance is also approved by a majority of Trustees who are not parties to the Current Investment Advisory Agreement, or "interested persons" of the parties to the Current Investment Advisory Agreement, at a meeting called for the purpose of voting on such approval.

         As of July 31, 2001, the officers and directors of the Adviser, which are all located at 5805 S. 86th Circle, Omaha, Nebraska, are listed below with their ownership interest in the Adviser:

----------------- --------------------------- -------------------------- --------------------------
Name              Position with Adviser       Principal Occupation         Percent Ownership of
                                                                          Total Outstanding Stock
----------------- --------------------------- -------------------------- --------------------------
Vinod Gupta       Chairman, President and     Chairman of InfoUSA and              ____%
                  Voting Member               executive officer of
                  numerous subsidiaries
                                              thereof
----------------- --------------------------- -------------------------- --------------------------
Doug M. Larson    Chief Investment Officer    Chief Investment Officer             ____%
----------------- --------------------------- -------------------------- --------------------------

     Shareholders must approve any material change to the Current Investment Advisory Agreement. Accordingly, at the Meeting, shareholders are being asked to approve a Proposed Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. The Board, including a majority of the independent trustees, approved the Proposed Investment Advisory Agreement at a meeting held on September 10, 2001. A form of the Proposed Investment Advisory Agreement is attached as Appendix A. The Fund will not pay any additional advisory or management fees under the Proposed Investment Advisory Agreement. If approved, the Adviser will have the same duties and responsibilities and will receive the same compensation under the Proposed Investment Advisory Agreement as it does under the Fund's current investment advisory agreement. If the Proposed Advisory Agreement is approved, however, the Fund may pay more in expenses.

The Current Investment Advisory Agreement

     Under the Current Investment Advisory Agreement, the Adviser provides research, advice and supervision with respect to the management of the Fund's portfolio of investments, determines which securities are to be purchased and sold, and places orders for the purchase and sale of portfolio securities. The Adviser furnishes, for the use of the Fund, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services. The Adviser pays the salaries and expenses of Vinod Gupta and Doug M. Larson, as Messrs. Gupta and Larson are "interested persons" of the Fund. The Adviser also pays the marketing expenses of the Fund, including the cost of printing and delivering prospectuses to prospective shareholders. Messrs. Gupta and Larson, who are each officers of the Adviser, are also officers of the Fund and, subject to the authority of the Board of Trustees, are responsible for the overall management of the Fund's investments.

     All other expenses incurred in the operation of the Fund are paid by the Fund. These expenses include taxes; interest; brokerage fees and commissions; fees and expenses of trustees who are not "interested persons" of the Fund; SEC filing and qualification fees and state securities law qualification fees; fees of the Adviser and of the transfer agent; certain insurance premiums; outside auditing and legal expenses; and costs of corporate existence, providing investor services and corporate reports, and holding corporate meetings; costs of preparing, printing and distributing prospectuses for regulatory purposes and for distribution to existing shareholders of the Fund; dues and fees for trade organizations; administrative expenses; and any extraordinary expenses.

     For the services provided by the Adviser under the Current Investment Advisory Agreement, the Adviser receives a monthly fee at the annual rate of
0.50 % of the Fund's average daily net assets. The investment advisory fee is calculated and accrued daily, and the amounts of the daily accruals are paid monthly. The aggregate amount of fees payable to the Adviser during the five-month period ended April 30, 2001 was $3,013.

     The Current Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence for its obligations thereunder, the Adviser is not liable for any act or omission in the course of or in connection with the rendering of services under the Current Investment Advisory Agreement. The Current Investment Advisory Agreement does not restrict the ability of the Adviser to act as investment adviser for any other person, firm or corporation, including other investment companies. (The Adviser does not advise any other mutual fund at this time.)

     The Current Investment Advisory Agreement is terminable without penalty, on not less than 60 days' written notice, by the Board of Trustees of the Trust or by vote of the holders of a majority of the Fund's shares, or upon not less than 60 days' written notice by the Adviser. The Current Investment Advisory Agreement terminates automatically upon "assignment" (as defined in the 1940
Act). In addition, the Current Investment Advisory Agreement provides that in the event of a material change in the management or ownership of the Adviser, whether caused by death, disability or otherwise, the Fund's Board of Trustees is required to meet as soon as practicable after such event to consider whether another investment adviser should be selected for the Fund. In such event, the Current Investment Advisory Agreement may be terminated without any prior notice. The Current Investment Advisory Agreement also requires that the Adviser notify the Board of Trustees in the event the Adviser learns that it or any of its officers or directors has taken any action that results in a breach of the Adviser's covenants set forth in the Current Investment Advisory Agreement. In such event the Trust's Board may terminate the Current Investment Advisory Agreement without any prior notice.

     Under the Current Investment Advisory Agreement, the Adviser has guaranteed that operating expenses payable by the Fund will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the limit referenced in the Current Investment Advisory Agreement and reprinted below, the Adviser will waive all or a portion of its management fee and/or reimburse the Fund for expenses payable to third parties in an amount equal to the excess. In addition, at its discretion, the Adviser may voluntarily reduce its management fee or reimburse the Fund, in order to maintain the Fund's expenses at lower levels.

     Specifically, the Current Investment Advisory Agreement reads in pertinent part as follows:

     In the event that the Fund's operating expenses (including the investment advisory and management fee [in the amount of 0.50%] but excluding taxes, interest, brokerage and extraordinary expenses, if any) exceed 0.50% of the Fund's average daily net assets on an annual basis, the Adviser shall reduce the amount of the investment advisory and management fee or assume expenses of the Fund in the amount of such excess.

     For the five-month period ended April 30, 2001, the Adviser waived management fees and/or reimbursed the Fund for expenses in an amount of $79,577.

Portfolio Transactions

     The Adviser determines which brokers will execute purchases and sales of portfolio securities. When placing purchase and sale orders, the Adviser seeks to obtain the best net results for the Fund, taking into account all factors it deems relevant, including, by way of illustration, price (including the applicable brokerage commission or dealer spread); the size of the transaction; the nature of the market for the security; the difficulty of execution; the timing of the transaction, taking into account market prices and trends; the reputation, experience and financial stability of the broker involved; and the quality of service rendered by the broker in other transactions. The Fund does not have any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. No trustee or officer of the Fund has any material direct or indirect interest in any broker that effects portfolio securities on behalf of the Fund. During the five-month period ended April 30, 2001, the Fund paid brokerage commissions of $1,209.

     Although the Adviser may place brokerage business with firms that provide research, market and statistical services to the Adviser, the Fund does not pay any such broker an amount of commission for effecting a securities transaction in excess of the amount of commission that such broker would have received if such research services had not been provided. Similarly, the Fund does not "pay-up" for research services in principal transactions. Finally, the Adviser does not engage in any "soft-dollar" arrangements.

Description of the Proposed Investment Advisory Agreement

     The terms of the Proposed Investment Advisory Agreement (including the investment advisory fee) are materially identical to the terms of the Current Investment Advisory Agreement, except the Proposed Investment Advisory Agreement will not require expense reimbursement from the Adviser.

     A copy of the Proposed Investment Advisory Agreement is attached to the Proxy Statement as Appendix A. The description of the Proposed Investment Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

     Under the Proposed Investment Advisory Agreement, the Adviser would continue to provide research, advice and supervision with respect to the management of the Fund's portfolio of investments, determine which securities are to be purchased and sold, and place orders for the purchase and sale of portfolio securities. The Adviser would also pay the marketing expenses of the Fund, including the cost of printing and delivering prospectuses to prospective shareholders to the extent not covered by the Distribution Plan (12b-1 Plan) discussed below in Proposal 3. All other expenses incurred in the operation of the Fund would continue to be paid by the Fund.

     Under the Proposed Investment Advisory Agreement, the Adviser would still be entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets. The investment advisory fee would continue to be calculated and accrued daily, and the amounts of the daily accruals are paid monthly.

     The primary difference between the Proposed Investment Advisory Agreement and the Current Investment Advisory Agreement, is that the Adviser would no longer guarantee in the Proposed Investment Advisory Agreement that certain expenses payable by the Fund will not exceed specified levels in any fiscal year. The Fund will be responsible for paying all expenses it incurs throughout the year, which could potentially cause the Fund to pay more expenses than it has grown accustomed to paying.

     To address this potential effect of more expenses being paid by the Fund, the Adviser has voluntarily agreed that in the event that the Fund's regular operating expenses exceed 0.75% of the Fund's average daily net asset on an annual basis, the Adviser will reduce or waive all or a portion of its management fee, or reimburse the Fund for expenses payable to third parties, in an amount equal to the excess.

     The Proposed Investment Advisory Agreement will be dated November 1, 2001 (or as soon as practicable thereafter). The Proposed Investment Advisory Agreement would continue in effect for one year from November 1, 2001 and thereafter would continue from year to year provided such continuance is specifically approved at least annually (i) by the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act, entitled to vote at the Annual Meeting or by its Board or (ii) by the vote of a majority of the Trustees of the Fund who are not parties to the contract or "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser. The Proposed Investment Advisory Agreement is terminable on 60 days' written notice by any party thereto and will terminate automatically if assigned.

     The Proposed Investment Advisory Agreement also expressly permits the trustees to approve an amendment to the Proposed Investment Advisory Agreement unless shareholder approval is required under the 1940 Act. This change to the Proposed Investment Advisory Agreement is permitted by current law.

The Evaluation by the Board of Trustees

     At a meeting held on September 10, 2001, the Trustees of the Trust considered information with respect to whether the Proposed Investment Advisory Agreement with the Adviser was in the best interests of the Fund and its shareholders. After consideration, the Trustees decided to recommend that the Fund's shareholders vote to approve the Proposed Investment Advisory Agreement. In coming to this recommendation, the Trustees considered a wide range of information about the Adviser and the Fund, of the type normally considered when determining whether to continue a Fund's advisory agreement as in effect from year to year.

     The Trustees considered information about, among other things:

o the Adviser, its business organization, financial resources, personnel (including particularly those personnel with responsibilities for providing services to the Fund), and investment process;

o    the terms of the Proposed Investment Advisory Agreement;

o the scope and quality of the services that the Adviser provides to the Fund;

o the advisory fee rates payable to the Adviser by the Fund and by other client accounts managed by the Adviser, if any, and payable by similar funds managed by other advisers;

o the total expense ratio of the Fund and of similar funds managed by other advisers;

o the Adviser's practices regarding the selection and compensation of broker-dealers that execute portfolio transactions for the Fund, and the allocation of transactions among the Fund and other investment accounts managed by the Adviser, if any;

     In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to certain aspects of the Fund, including:

o the fact that the Adviser was not requesting an increase in fees at this time;

o the need of the Adviser to continue to support the compensation of portfolio managers and support staff, as well as the ever more complex technology and research needs;

o that the Adviser has voluntarily agreed to reduce its management fee or reimburse the Fund for expenses that exceed 0.75% of the Fund's average daily net asset on an annual basis in an amount equal to the excess, which is in line with the industry average;

o that the Fund needs to adopt a Distribution plan pursuant to Rule 12b-1 of the 1940 Act to help with the distribution of its shares but which will result in an increase of expenses to the Fund; and

o    that the Fund generally seeks to maintain low portfolio turnover.

     Based upon its review, the Board of Trustees of the Trust concluded that the Proposed Investment Advisory Agreement with the Adviser is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided in the Proposed Investment Advisory Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

     Approval of the Proposed Investment Advisory Agreement requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

               The Board of Trustees recommends that you vote FOR approval of the amended investment advisory agreement under Proposal 2.

                                   PROPOSAL 3
              TO APPROVE A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1

General Information

     The Board of Trustees, including a majority of the independent Trustees, none of whom has any direct or indirect financial interest in the proposed Distribution (Rule 12b-1) Plan (the "Rule 12b-1 Plan"), is asking shareholders of the Fund to approve the Rule 12b-1 Plan for the Trust, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act. The SEC has interpreted the 1940 Act as providing that the Fund may not finance, directly or indirectly, activities that are primarily intended to result in the sale of its own shares, unless a plan under Rule 12b-1 for that financing has been approved by the independent Trustees of the Trust and the shareholders of the Fund. A copy of the proposed Rule 12b-1 Plan is attached to this Proxy Statement as Appendix B.

Proposed Rule 12b-1 Plan

     The Proposed Rule 12b-1 Plan provides for payment of marketing expenses of up to 0.25% of net assets of the Fund.1 Payments to the Fund's distributor (the "Distributor"), in accordance with the Rule 12b-1 Plan, would be made pursuant to a distribution agreement to be entered into by the Trust, on behalf of the Fund, and the Distributor. Any payments made by the Distributor to other brokers or administrators with funds received as compensation under the Rule 12b-1 Plan would be made pursuant to sub-agreements entered into by the Distributor and each such broker or administrator. The Distributor would have the right to select, in its sole discretion, the brokers and administrators to participate in the Rule 12b-1 Plan and to terminate without cause and in its sole discretion any agreement entered into by the Distributor and a broker or administrator.

     1 Please note that the Proposed Rule 12b-1 Plan also provides for payment of marketing expenses of up to 0.25% of net assets of the Everest America Fund, a second portfolio series of the Trust that expects to commence operations on November 1, 2001. Shareholders are only being asked, however, to approve the adoption of the Proposed Rule 12b-1 Plan as it relates to shares of the Fund.

     The purpose of the Rule 12b-1 Plan is to attract additional shareholders into the Fund and thereby help increase the asset levels the Fund. This in turn helps to reduce the expense ratios of the Fund to the extent that such expense ratios are affected by costs that are not tied to asset levels. This is accomplished by attracting the interest of the broadest spectrum of financial intermediaries in marketing shares of the Fund to the public. A Rule 12b-1 Plan provides a method of reimbursing such firms for their marketing and distribution expenses, including selling commissions that they offer to their financial consultants.

Other Provisions of the Proposed Rule 12b-1 Plan

     All material amendments to the proposed Rule 12b-1 Plan must be approved by a vote of the Board of Trustees and the independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. The Rule 12b-1 Plan may not be amended in order to materially increase the costs that the Fund may bear for distribution pursuant to the Rule 12b-1 Plan without being approved by the affirmative vote of a majority of the shareholders of the Fund. The proposed Rule 12b-1 Plan may be terminated at any time by: (a) a majority vote of the independent Trustees; or (b) affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

Effectiveness of the Proposed Rule 12b-1 Plan

     If approved by shareholders, the Rule 12b-1 Plan will become effective on or about November 1, 2001, or as soon as practicable thereafter, and will remain in effect for a period of one year from its effective date.2 It may be continued thereafter if it is approved at least annually by a majority of the Trust's Board and a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on the continuance of the Rule 12b-1 Plan.

     2 Effectiveness of the Rule 12b-1 Plan simply allows the Fund to pay for it distribution related expenses up to 0.25% of the Fund's daily net assets. If the Fund does not incur expenses equal to or greater than 0.25% of its daily net assets, or, as is contemplated under the Fund's Distribution Agreement, the Adviser assumes those all or a portion of the Fund's distribution related expenses, the Fund would be responsible only for those expenses actually incurred by the Fund. The Fund is obligated to disclose in shareholder materials only those distribution related expenses actually incurred during its most recent fiscal year, which may be less than 0.25% of its average daily net assets.

Evaluating the Distributor

     For so long as the Rule 12b-1 Plan remains in effect, the Distributor must prepare and furnish to the Board on a quarterly basis, and the Board will review, a written report of the amounts expended under the Rule 12b-1 Plan and the purpose for which such expenditures were made. In addition, while the Rule 12b-1 Plan is in effect, the selection and nomination of independent Trustees will be at the discretion of the independent Trustees then in office.

Comparison of Fees

     The table below shows the actual operating expenses, as a percentage of average net assets of the Fund, incurred by the shares of the Fund during the fiscal period ended April 30, 2001, and the estimated pro forma expenses that would have been incurred if the Proposed Rule 12b-1 Plan and the Proposed Investment Advisory Agreement described in Proposal 2 were in effect during the year.

                         ANNUAL FUND OPERATING EXPENSES
                  (expenses that are deducted from Fund assets)

------------------------------------------------ -------------------------------
                                                      Five-Month Period Ended
                                                          April 30, 2001
------------------------------------------------ -------------------------------
                                                     (Actual)           Annual
                                                                      Estimated
                                                                     (Pro Forma)
------------------------------------------------ ------------------ ------------
     Management Fees                                   0.50%            0.50%
------------------------------------------------ ------------------ ------------
     Distribution or Service (12b-1) Fees              None             0.25%
------------------------------------------------ ------------------ ------------
     Other Expenses                                  13.20%(1)        13.20%(1)
                                                     ------           ------
------------------------------------------------ ------------------ ------------
     Total Annual Fund Operating Expenses             13.70%            13.95%
                                                      ======            ======
------------------------------------------------ ------------------ ------------
              Less Waivers and Reimbursements         -13.20%           N/A(2)
                                                      -------           ------
------------------------------------------------ ------------------ ------------
     Net Total Annual Fund Operating Expenses          0.50%          13.95%(2)
                                                       =====          =========
------------------------------------------------ ------------------ ------------

(1) Other Expenses include: custodian, transfer agency, and other customary Fund expenses not listed above.
(2) The Proposed Investment Advisory Agreement would not obligate the Adviser to limit expenses to specified levels. Instead, the Adviser has voluntarily agreed to waive all or a portion of its management fee and/or reimburse expenses to limit the Total Annual Operating Expenses for shares of the Fund to 0.75%.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

1. You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares of such Fund at the end of those periods,
2.   You reinvested all dividends and capital gain distributions,
3.   Your investment has a 5% return each year, and
4.   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     --------------------------------------------------------------------------
                             1 Year      3 Years      5 Years       10 Years
                             ------      -------      -------       --------
     ------------------------------- ------------ ------------ ----------------
     Current Expenses           $51       $2,671       $4,854         $8,853
     ------------------------------- ------------ ------------ ----------------
     Pro Forma Expenses      $1,333       $3,651       $5,572         $9,059
     ------------------------------- ------------ ------------ ----------------

The Evaluation by the Board of Trustees

     In determining to recommend the adoption of the Rule 12b-1 Plan, the independent Trustees considered a variety of factors, including:

o    The nature of the circumstances making a Rule 12b-1 Plan appropriate;

o The nature and amount of expenditures, the relationship of the expenditures to the overall cost structure of a Fund, the nature of the anticipated benefits and the time it will take for the benefits to be achieved;

o The relationship between the Rule 12b-1 Plan and the activities of any person who finances or has financed distribution of the Fund's shares, including whether any payments by a Fund to such other person are made in such a manner as to constitute the indirect financing of the distribution by the Fund;

o The possible benefits of the plan to any other person relative to those expected to inure to the Fund;

o    The effect of the Rule 12b-1 Plan on existing shareholders; and

o Whether the Rule 12b-1 Plan will produce the anticipated benefits for the Fund and its shareholders.

     Based on its review and consideration of the factors listed above, in particular the minimal costs under the Distribution Plan compared to the expected benefits to the Fund from having more assets, the Board of Trustees concluded that there is a reasonable likelihood that the proposed Distribution Plan will benefit the Fund and its shareholders.

     Approval of the Rule 12b-1 Plan requires the affirmative vote of the holders of (i) 67% of the Fund's voting securities, as defined in the 1940 Act, present and entitled to vote at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy at the Meeting or (ii) a majority of the Fund's outstanding voting securities, whichever is less.

                 The Board of Trustees recommends that you vote
           FOR the approval of the Distribution Plan under Proposal 3.


                                  OTHER MATTERS

     The Board of Trustees knows of no other matters to be presented at the Meeting other than those set forth in this Proxy Statement. If, however, any other business should properly come before the Meeting, the persons named on the accompanying proxy card will vote on such matters in accordance with their best judgment.

Part 3 - More on Proxy Voting:

Record Date

     Only shareholders of record of the Fund at the close of business on the Record Date, August 31, 2001, are entitled to receive notice of the Meeting and may vote at the Meeting. As of the close of business on August 31, 2001, ________ shares of Beneficial Interest of the Fund were issued and outstanding. Each share is entitled to one vote at the Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund's outstanding shares, except as follows:


------------------------------- -------------------- -------------------------------------------
Fund Name and                   No. of Shares Owned  Percent of Outstanding Shares Owned
Shareholder Name and Address
------------------------------- -------------------- -------------------------------------------
                                                                       ----%
------------------------------- -------------------- -------------------------------------------
                                                                       ----%
------------------------------- -------------------- -------------------------------------------
                                                                       ----%
------------------------------- -------------------- -------------------------------------------
                                                                       ----%
------------------------------- -------------------- -------------------------------------------

Quorum

     Under the Trust's Bylaws, a quorum of shares will be present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy. All proxies that are duly signed by a shareholder will be counted towards establishing a quorum, regardless of whether the shareholder has instructed the proxy as to how to vote, including proxies returned by brokers for shares held by brokers as to which no voting instructions are indicated ("Broker non-votes"). Broker non-votes and abstentions will have the effect of a "No" vote on any particular proposal being presented.

     If a quorum is not present at the Meeting for the Fund, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

                   If you do not expect to attend the Meeting,
            please sign your Proxy Card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay.
                            No postage is necessary.

PART 4 - ADDITIONAL INFORMATION

Submission of Certain Shareholder Proposals

     The Fund is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to Doug M. Larson, Secretary of the Fund, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

     Please advise the Fund, in care of Doug M. Larson, Secretary of the Fund, c/o Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Semi-Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

 Your vote is important. Whether or not you intend to attend the Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided in order to avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before its use.


                                         By Order of the Board of Trustees,

                                         Doug M. Larson, Secretary
September 21, 2001

                                                                      APPENDIX A


               AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

     THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (this "Agreement"), made this __ day of ____________, 2001, by and between EVEREST FUNDS, a Delaware Business Trust (the "Trust"), and EVEREST FUNDS MANAGEMENT, LLC, a Delaware limited liability company (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and the Trust is authorized to create separate series, each with its own separate investment portfolio (each a "Fund" and collectively the "Funds"); and

     WHEREAS, the Adviser is a registered investment adviser, engaged in the business of rendering investment advisory services.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Investment Advisory and Management Services. The Trust hereby engages the Adviser, and the Adviser hereby agrees to act, as investment adviser for, and to manage the affairs, business, and the investment of the assets of, each of the Fund(s) of the Trust on whose behalf the Trust executes an Exhibit to this Agreement.

          (a) The investment of the assets of the Fund(s) shall at all times be subject to the applicable provisions of the Agreement and Declaration of Trust of the Trust (the "Declaration"), the Bylaws of the Trust (the "Bylaws"), the Prospectus and the Statement of Additional Information of the Fund(s), as from time to time in effect (collectively the "Prospectus"), and shall conform to the investment objective and policies of the Fund(s) as set forth in the Prospectus and as interpreted from time to time by the Board of Trustees of the Trust (the "Board"). Within the framework of the investment objective and policies and restrictions of the Fund(s), the Adviser shall have the sole and exclusive responsibility for the management of a Fund's portfolio and the making and execution of all investment decisions for the Fund(s). The Adviser shall report to the Board regularly at such times and in such detail as the Board may from time to time determine to be appropriate, in order to permit the Board to determine the adherence of the Adviser to the investment policies of the Fund(s).

          (b) The Adviser shall obtain and provide investment research and supervise a Fund's investments and conduct a continuous program of investment, evaluation, and if appropriate, sale and reinvestment of a Fund's assets. The Adviser shall furnish to the Fund(s) such statistical information, with respect to the investments which the Fund(s) may hold or contemplate purchasing, as the Fund(s) may reasonably request. The Fund(s) shall be informed of important developments materially affecting their portfolios and shall expect the Adviser, on its own initiative, to furnish to the Fund(s) from time to time such information as it may believe appropriate for this purpose.

          (c) In addition, the Adviser shall supply office facilities, clerical staff, and stationery and office supplies; prepare reports to a Fund's shareholders, tax returns, reports to and filings with the Securities and Exchange Commission ("SEC") and state blue sky authorities; and generally assist in all aspects of a Fund's operations.

     2. Use of Sub-Advisers. In providing the services and assuming the obligations set forth herein, in connection with any investment portfolios of the Fund(s), the Adviser may at its expense employ one or more sub-advisers, and may enter into such service agreements as the Adviser deems appropriate in connection with the performance of its duties and obligations hereunder. Reference herein to the duties and responsibilities of the Adviser shall include any sub-adviser employed by the Adviser to the extent that the Adviser shall delegate such duties and responsibilities to any such sub-adviser. Any agreement between the Adviser and a sub-adviser shall be subject to the approval of the Trust, its Board, and the owners of interests issued by any portfolio affected thereby, as required by the 1940 Act, and any such sub-adviser shall at all times be subject to the direction of the Board of the Trust or any officer of the Trust acting pursuant to the authority of the Board. The Adviser shall perform ongoing due diligence oversight of any such sub-adviser in order to assure continuing quality of performance by said sub-adviser.

     3. Allocation of Expenses. All costs and expenses (other than those specifically referred to herein as being borne by the Adviser) incurred in the operation of each of the Fund(s) shall be borne by the respective Fund(s) listed on the applicable Exhibit for the Fund(s). These expenses include, but are not limited to, all expenses incurred in the operation of the Fund(s) and any public offering of their shares, including, among others, interest, taxes, brokerage fees and commissions, fees, if any, of the trustees who are not employees of the Adviser, or any of their affiliates, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of redemption of Fund shares, expenses of issue and sale of Fund shares, expenses of printing and mailing stock certificates representing shares of a Fund, association membership dues, advertising promotional expenses in connection with the distribution of Fund's shares, including paying for prospectuses for new shareholders, charges of custodian, transfer agent, dividend disbursing agent, accounting services agent, investor servicing agent, and bookkeeping, auditing, and legal expenses. A Fund will also pay the fees and bear the expense of registering and maintaining the registration of the Fund and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

     4. Books and Records. The Adviser hereby acknowledges that all records necessary in the operation of the Fund(s), including records pertaining to its shareholders and investments, are the property of the Trust, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should ever occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Trust. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act") any such records required to be maintained by Rule 31a-1 promulgated under the 1940 Act.

     5. Compensation. In payment for the investment advisory services to be rendered by the Adviser hereunder, each Fund shall pay to the Adviser a monthly fee equal to the amount and in the manner set forth on the applicable Exhibit for the Fund(s), which fee shall be paid to the Adviser not later than the fifth business day following the end of each month in which said services were rendered. Said monthly fee shall be based on the average of the net asset values of all of the issued and outstanding shares of each Fund as determined as of the close of each business day of the month pursuant to the Declaration, Bylaws and the applicable Fund's Prospectus, expressed as an annual rate of such Fund's average daily net assets. The fee for the period from the date of the commencement of the initial public sale of each Fund's shares to the end of the month during which such sale shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     6. Third Parties. The Board understands that the Adviser shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

     7. Standard of Care and Limitation of Liability. The Adviser shall exercise its best judgment and shall act in good faith in rendering the services to be provided to the Trust hereunder and the Trust agrees as an inducement to its undertaking the same that the Adviser shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by a Fund or its shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect it against any liability to a Fund or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of its reckless disregard of its obligations and duties hereunder. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

     8. Effective Date. The effective date of this Agreement shall be the date of execution or, if later, the date the initial capital to a series of the Trust is first provided (the "Effective Date.")

     9. Duration and Termination. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of a Fund shall mean (a) the vote of 67% or more of such securities if the holders of more than 50% of such securities are present in person or by proxy or (b) the vote of more than 50% of all outstanding securities, whichever is the lesser.

          (a) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for one year from the Effective Date and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board or by the vote of the holders of a majority of the outstanding voting securities of the Trust; provided that in either event the continuance also is approved by a majority of the Board who are not "interested persons" of the Adviser or the Fund(s), as defined by the provisions of the 1940 Act.

          (b) Notwithstanding the foregoing, this Agreement may be terminated at any time without the payment of any penalty by the vote of the Board or by the vote of the holders of a majority of the outstanding voting securities of the Trust, or by the Adviser, upon 60 days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment as such term is defined by the 1940 Act.

     10. Amendment of this Agreement. No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of a Fund.

     11. Notice. Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

     12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto. In the event of any inconsistency between the terms of this Agreement and the terms of any Exhibit attached hereto, the terms of such Exhibit shall control.

     13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of Nebraska.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed as of the day and year first written above.


                                   EVEREST FUNDS


                                   -----------------------------------------
                                   By: Vinod Gupta, President, Chairperson,
                                   Treasurer and Trustee


                                   EVEREST FUNDS MANAGEMENT, LLC


                                   -----------------------------------------
                                   By: Vinod Gupta, President



                                    EXHIBIT A

                                     to the
                          Investment Advisory Agreement

                                  EVEREST3 FUND
                        Separate Series of Everest Funds

     For all services rendered by the Adviser hereunder, the Trust shall pay the Adviser, on behalf of the above-named Fund, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.50% of the average daily net assets of the Fund.

The Adviser:

EVEREST FUNDS MANAGEMENT, LLC


By:
         ----------------------
         Vinod Gupta, President



The Trust:

EVEREST FUNDS


By:
         -----------------------------------
         Vinod Gupta, Chairperson, President
         Treasurer and Trustee


                                                                      APPENDIX B


                                  EVEREST FUNDS

                                  EVEREST3 FUND
                              EVEREST AMERICA FUND

                                DISTRIBUTION PLAN
                                  (12b-1 Plan)

     The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Everest Funds (the "Trust"), a Delaware business trust, on behalf of each series of the Trust listed on Exhibit A hereto (as amended from time to time) (each a "Fund", collectively the "Funds"). The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

     In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of each Fund and its shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

     The provisions of the Plan are as follows:

1.   PAYMENTS BY THE FUND TO PROMOTE THE SALE OF FUND SHARES

     The Trust, on behalf of each Fund, will pay Quasar Distributors, LLC (the "Distributor"), as a principal underwriter of each Fund's shares and/or any Recipient (as defined below) a distribution fee of up to 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. The Fund(s) or Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement"), a form of which is attached hereto as Appendix A with respect to a Fund. Payment of these fees shall be made monthly promptly following the close of the month. If the Distributor and/or any Recipient is due more monies for its services rendered than are immediately payable because of the expense limitation under Section 1 of this Plan, the unpaid amount shall be carried forward from period to period while the Plan is in effect until such time as it is paid. The Distributor and/or any Recipient shall not, however, be entitled to charge the Fund(s) any interest, carrying or finance fees in connection with such carried forward amounts.

2.   RULE 12B-1 AGREEMENTS

     (a) No Rule 12b-1 Agreement shall be entered into with respect to a Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-1 Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust's Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement. The form of Rule 12b-1 Agreement relating to a Fund attached hereto as Appendix A has been approved by the Trust's Board of Trustees as specified above.

     (b) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

     (c) No Rule 12b-1 Agreement may be entered into unless it provides (i) that it may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of a majority of the shareholders of such Fund, or by vote of a majority of the Disinterested Trustees, on not more than 60 days' written notice to the other party to the Rule 12b-1 Agreement, and (ii) that it shall automatically terminate in the event of its assignment.

     (d) Any Rule 12b-1 Agreement shall continue in effect for a period of more than one year from the date of its execution only if such continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-1 Agreement.

3.   QUARTERLY REPORTS

     The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.   EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective immediately upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect with respect to a Fund for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to a Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated with respect to a Fund at any time, without penalty, on not more than sixty (60) days' written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Disinterested Trustees.

5.   SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.   AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by a Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.

7.   RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.


                                    EXHIBIT A


The Trust has adopted this Rule 12b-1 Plan for the Fund(s) set forth below on this Exhibit A:

Fund
Everest3 Fund
Everest America Fund






                                   Appendix A

                          Rule 12b-1 Related Agreement


[Date]


Quasar Distributors, LLC
615 East Michigan Street
Suite 200
Milwaukee, WI 53202


[Recipient's Name and Address]


Ladies and Gentlemen:

     This letter will confirm our understanding and agreement with respect to payments to be made to you pursuant to a Distribution Plan (the "Plan") adopted by Everest Funds (the "Trust"), on behalf of the Everest3 Fund and Everest America Fund (the "Fund"), a series of the Trust, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"). The Plan and this related agreement (the "Rule 12b-1 Agreement") have been approved by a majority of the Board of Trustees of the Trust, including a majority of the Board of Trustees who are not "interested persons" of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of the Plan or in this or any other Rule 12b-1 Agreement (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting thereon. Such approval included a determination by the Board of Trustees that, in the exercise of its reasonable business judgment and in light of its fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund's shareholders.

     1. To the extent you provide distribution and marketing services in the promotion of the Fund's shares and/or services to Fund shareholders, including furnishing services and assistance to your customers who invest in and own shares, including, but not limited to, answering routine inquiries regarding the Fund and assisting in changing account designations and addresses, we shall pay you a fee as described on Schedule A. We reserve the right to increase, decrease or discontinue the fee at any time in our sole discretion upon written notice to you.

     You agree that all activities conducted under this Rule 12b-1 Agreement will be conducted in accordance with the Plan, as well as all applicable state and federal laws, including the Act, the Securities Exchange Act of 1934, the Securities Act of 1933 and any applicable rules of the National Association of Securities Dealers, Inc.

     2. At the end of each month, you shall furnish us with a written report or invoice detailing all amounts payable to you pursuant to this Rule 12b-1 Agreement and the purpose for which such amounts were expended. In addition, you shall furnish us with such other information as shall reasonably be requested by the Board of Trustees, on behalf of the Fund, with respect to the fees paid to you pursuant to this Rule 12b-1 Agreement.

     3. We shall furnish to the Board of Trustees, for its review, on a quarterly basis, a written report of the amounts expended under the Plan by us and the purposes for which such expenditures were made.

     4. This Rule 12b-1 Agreement may be terminated by the vote of (a) a majority of shareholders, or (b) a majority of the Disinterested Trustees, on 60 days' written notice, without payment of any penalty. In addition, this Rule 12b-1 Agreement will be terminated by any act which terminates the Plan or the Distribution Agreement between the Trust and us and shall terminate immediately in the event of its assignment. This Rule 12b-1 Agreement may be amended by us upon written notice to you, and you shall be deemed to have consented to such amendment upon effecting any purchases of shares for your own account or on behalf of any of your customer's accounts following your receipt of such notice.

     5. This Rule 12b-1 Agreement shall become effective on the date accepted by you and shall continue in full force and effect so long as the continuance of the Plan and this Rule 12b-1 Agreement are approved at least annually by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting thereon. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or faxed to you at the address specified by you below.


Quasar Distributors, LLC


By:
   --------------------------------------
James Schoenike, President



Accepted:


(Dealer or Service Provider Name)


(Street Address)


(City)(State)(ZIP)


(Telephone No.)


(Facsimile No.)


By:
   --------------------------------------
(Name and Title)


                                   Schedule A
                                     to the
                          Rule 12b-1 Related Agreement


     For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you a fee calculated as follows:


Fee of ___% [which shall not exceed ___%] of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust or its agent, designate your firm as the customer's dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund's current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.



                                  EVEREST3 FUND
                               5805 S. 86th Circle
                                 Omaha, NE 68127

                                   PROXY CARD

Monday, October 15, 2001, at
9:00 a.m., Central Time.

                           VOTE THIS PROXY CARD TODAY!

This proxy is solicited by the Board of Trustees of Everest Funds, on behalf of its sole series, Everest3 Fund (the "Fund"). The undersigned holder of shares of the Fund hereby appoints Messrs. Doug M. Larson and Thomas F. Pflug, attorneys with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Everest Funds Management, LLC, 5805 S. 86th Circle, Omaha, Nebraska 68127 at the date and time indicated above and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR all of the items. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said attorneys or proxies hereunder. The undersigned hereby revokes any proxy previously given.

                              FOLD AND DETACH HERE



         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]
--------------------------------------------------------------------------------
                 THIS PROXY IS VALID ONLY WHEN SIGNED AND DATED.

PROPOSAL 1
To elect Trustees to hold office until their respective successors have been duly elected and qualified.

01) Harold W. Andersen                   03) Gary Schwendiman, Ph.D.            05) Thomas F. Pflug
(Independent Trustee)                    (Independent Trustee)                  (Interested Trustee)

02) Richard M. Krasno                    04) Vinod Gupta
(Independent Trustee)                    (Interested Trustee)

            FOR ALL                               AGAINST ALL                          FOR ALL EXCEPT
             |_|                                     |_|                                    |_|

To withhold authority to vote, mark "For All Except" and write the Nominee's number on the line below:

-----------------------------------

PROPOSAL 2
To approve a revised Investment Advisory Agreement between the Trust, and behalf of the Fund, and Everest Funds Management, LLC

            FOR                                   AGAINST                                ABSTAIN
             |_|                                     |_|                                    |_|


PROPOSAL 3
To approve a Distribution Plan pursuant to Rule 12b-1 under the Investment
Company Act of 1940.

            FOR                                   AGAINST                                ABSTAIN
             |_|                                     |_|                                    |_|


                          PLEASE SIGN IN THE BOX BELOW

Please sign exactly as your name appears on this Proxy. If Joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give title.

X______________________________________________
Signature (PLEASE SIGN WITHIN BOX) (Date)


X______________________________________________
Signature (JOINT OWNERS) (Date)